UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23672

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Alexandre-Cyril Manz

-----------------------------------

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

2021

ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Tax-Free Fund for Puerto Rico Residents, Inc. (formerly known as Tax-Free Puerto Rico Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended December 31, 2021.

The evolution of the Coronavirus (otherwise known as “COVID-19”, as it has been named by the World Health Organization) pandemic continued to shape the events of the fiscal year. The virus originated in China in 2019 and by early March 2020 had caused major disruptions to the world economies.

Initially, equity markets had negative responses to the COVID-19 pandemic, with U.S. major equity indices experiencing historical drops of more than 30% in a matter of days. It was the fastest decrease ever and the largest since the Great Depression of 1929. To compound matters, decreasing global demand and a price war between Russia and Saudi Arabia sent the price of oil plunging to its lowest price in decades; oil related securities traded at their lowest prices ever.

As the economy recovered, the stock markets rebounded from the record lows of March 2020. However, performance was mixed, sectors like technology and health care rebounded well, with some companies reaching record highs, and other sectors such as retail, airlines, cruise lines, among others, remained under pressure. At the end of the Fund’s fiscal year, major indices in the U.S. continued to improve and were trading at or near their all-time highs.

Mr. Joseph Biden took office as President of the United States and Mr. Pedro Pierluisi as governor of Puerto Rico, both in January 2021. The Biden administration increased the resources and speed of vaccination with the three vaccines that have been approved. The expectation that a majority of the U.S. and P.R. population would be vaccinated by the third quarter of 2021 was not met and the pace of vaccination among states and countries in the world has been very uneven. The new and highly contagious Omicron variant that originated in South Africa has also caused many countries to re-assess their responses to the pandemic. Travel and other restrictions have been re-instated in many parts of the world. Vaccination boosters are being recommended for large portions of the population.

The Federal Reserve (the “Fed”) maintained interest rates at 0.00% to 0.25% at its December 15, 2021, meeting. Although, the Committee cited progress on vaccinations, significant differences in vaccination rates among states persist. The Fed expects continued progress, but risks to the economic outlook remain. The debate on the recent elevated inflation readings centers on whether they are transitory pandemic related supply disruptions or represent a permanent shift in inflation expectations. The Fed removed the word transitory from its statement. It also

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reduced further the pace of its net asset purchases beginning in January 2022. The Central Tendency projections for the Fed funds rates were revised upwards. The market now expects three Fed Fund increases of one quarter percent each in 2022. On December 31, 2021, the yield on the ten-year U.S. Treasury Notes increased to 1.51% versus 0.93% at the beginning of the period.

With a near-zero, short-term interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr. Managing Director for the UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the fiscal year ended December 31, 2021.

One Year
Based on market price	13.75%
Based on net asset value (“NAV”)	6.90%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the year and as of year-end.

Dividend yield-based on $10 IPO	1.45%
Dividend yield based on market at year-end	4.50%

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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NAV as of December 31, 2021	$5.03
Market Price as of December 31, 2021	$3.22
Premium (discount) to NAV	(35.98%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Many securities in which the Fund has invested have call dates. The Mortgage-Backed Securities (“MBS’) are subject to prepayments on the underlying mortgages. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. In the COFINA Title III case, COFINA, the Oversight Board, and certain COFINA credit parties entered into a Plan Support Agreement (the “PSA”) on August 29, 2018, which provided for the apportionment of Puerto Rico’s sales and use tax between the Commonwealth and COFINA and the restructuring of COFINA’s debt. The PSA served as the basis for a

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plan of adjustment for the COFINA debt. COFINA’s Third Amended Plan of Adjustment (the “COFINA Plan”) was approved by the District Court on February 4, 2019 and went effective on February 12, 2019. Pursuant to the COFINA Plan, COFINA bondholders received newly issued COFINA bonds based on their creditor class. Under the COFINA Plan, the newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. COFINA bondholders received approximately 93% of their senior COFINA principal bond holdings and approximately 56.40% of their subordinated COFINA principal bond holdings (such percentages include cash payments received by all COFINA bondholders). COFINA bonds represent 73.20% of the Fund’s total investments and had a positive performance (income and price appreciation) during the fiscal year ended December 31, 2021. Sales and Use Tax (“IVU”) collections have exceeded the fiscal plan projections since 2019. The bonds debt service reserve was fully funded during October 2021.

On the other hand, the Employee Retirement System Pension Obligation Bonds (“POB”) in the portfolio had negative performance. POB bonds decreased in value during the year, based on the expected recovery from the settlement stipulation entered into on or about April 2021. As a signatory of the stipulation, on the effective date, the Fund will receive its pro-rata share of the consummation costs contemplated therein, when the stipulation is deemed effective. The Fund holds approximately $1.5M of POB bonds as of December 31, 2021.

The Plan of Adjustment was amended several times, and on January 18, 2022, the eighth amended Plan of Adjustment was approved by the District Court. While the effectiveness of the amended Plan of Adjustment is dependent on the occurrence of certain events contemplated therein, it has been reported that such effectiveness is expected to occur by March 15, 2022. It contains the ERS Stipulation, whereby the Commonwealth shall purchase ERS assets for $373,000,000,000 to pay stipulated cash distributions. In addition, from the Effective Date until April 10, 2023, the Commonwealth will have the option to purchase the ERS Private Equity Portfolio or the interests of the ERS Trust for $70,750,000. If the Commonwealth declines such option to purchase, ERS bondholders will have the option to purchase the ERS Private Equity Portfolio or the interests of the ERS Trust.

The balance of the Puerto Rico holdings consists of Puerto Rico Electric Power Authority (“PREPA”) and Infrastructure bonds representing approximately 1% of the portfolio and Mortgage-Backed Securities (“MBS”) representing approximately 2.2% of the portfolio. The MBS holdings decreased, mostly due to the repayment of the underlying mortgages. Some of the non-performing loans were sold.

The U.S. portfolio is composed of U.S. Agencies and U.S. municipal general obligations bonds from the State of Illinois. Since the beginning of the pandemic, the holdings of U.S. Agencies bonds have decreased from previous years from calls on the portfolio due to the low interest rate environment. Even though rates have increased from last years’ lows, they are still below historical levels. The State of

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Illinois bonds appreciated. The General Obligation rating of the state was upgraded during the year.

The NAV of the fund increased $0.16 during the year from $4.87 at the beginning of the year to $5.03 at end of the year. The majority of the increase was in the valuation of the Fund’s portfolio. As discussed above, there was appreciation in the COFINA and Illinois General Obligation bonds and a decrease in the valuation of the POB, the MBS and U.S. Agency bonds. The Fund continued to trade at a discount to its NAV during the entire fiscal year.

The Fed maintained short-term rates at 0.00-0.25% during the entire fiscal year. Long term rates, on the other hand, increased gradually as the market reacted to the continuing positive economic news and the Fed announcement of the scaling back of the purchases of U.S. Treasury and Agency MBS. The yield of the 10- year note increased 0.58% from 0.93% to 1.51%, while the yield of the 2-year note increased 0.62% from 0.12% to 0.74%. Thus, the yield curve flattened 0.04% during the year. The increase in the yield of the 10-year note was responsible for the decrease in the valuation of the U.S. Agency and MBS portfolio.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax	73.20%
Electric Power Authority	0.84%
Mortgage Certificates	1.27%
General Obligations	8.15%
U.S. Agencies	12.63%
Revenue Bonds	0.43%
Mortgage-Backed Securities	0.91%
Pension Obligations	2.57%
Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	79.21%
U.S.	20.79%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of December 31, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

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Rating	Percent
(% of Total Portfolio)
AAA	13.54%
BBB	9.42%
Below BBB	3.84%
Not Rated	73.20%
Total	100.00%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of December 31, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$3,250,000
Leverage Ratio	5.5%

Refer to the Schedule of Investments for a detail of the pledged securities and to Notes 5 to the Financial Statements for further details on outstanding leverage during the year.

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FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. During the current fiscal year, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must be conducted in accordance therewith and rules and regulations issued thereunder.

Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Among other things, such regulation and procedures required that to the extent that various sellers indicated interest in selling shares of the Fund, it would purchase such shares starting with the lowest offered price and in the following order of priority for each price: (1) individual and corporate investors, irrespective of the broker-dealer that serves as record owner of the shares to be repurchased; (2) the trading desks of Puerto Rico broker-dealers which are unaffiliated with the Fund; and (3) the trading desk of UBS Financial Services Incorporated of Puerto Rico. If sellers offered more shares for repurchase than the Fund were able to accept at any particular price for a particular level of priority, repurchase offers would be accepted on a pro-rata basis within that particular level of priority. Additionally, to the extent that UBS Financial Services Incorporated of Puerto Rico elected to offer the Fund’s shares of Common Stock for repurchase from its respective securities inventory, it had do so at its corresponding offer price per share reported to the public.

The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser and subject to the rules and regulations issued under the 1940 Act. The Fund’s repurchase activity for each fiscal year is disclosed in the Annual Report to Shareholders attached hereto (see Note 3), as well as the quarterly reports to shareholders. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

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During the fiscal year ended December 31, 2021, the Fund repurchased 1,650 shares of its common stock in the open market, which were used to cover shares for the dividend reinvestment plan. The total shares repurchased as of December 31, 2021, amounts to 7,411,587 and represents 40.04% of the issued shares of the Fund’s common stock since inception.

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GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap – an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

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TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$4.87

Operating		Net investment income (a)	0.15
Performance:		Net realized gain and unrealized appreciation (depreciation) from investments (a)	0.16

		Total from investment operations	0.31

		Less: Dividends from net investment income to common shareholders	(0.15)
		Discount on repurchase of common stock	0.00*

		Net asset value applicable to common stock, end of period	$5.03

		Market value, end of period (b)	$3.22

Total Investment	(b) (f)	Based on market value per share	13.75%
Return:	(h)	Based on net asset value per share	6.90%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.17%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	1.75%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.73%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.02%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.12%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$55,982

		Portfolio turnover	-

		Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	-

* Discount on repurchase of common stock represents an amount that rounds to zero. Refer to Note 3.

(a) Based on average outstanding common shares of 11,121,906 for the fiscal year ended December 31, 2021.

(b)   Period-end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

(c) Based on average net assets applicable to common shareholders of $55,164,902 for the fiscal year ended December 31, 2021.

(d) Expenses include both operating and interest and leverage related expenses.

(e) The effect of the expenses waived for the fiscal year ended December 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.58%.

(f) Dividends are assumed to be reinvested at the per share net asset/market value as defined in the dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2021

Face Amount			Issuer	Coupon	Maturity Date	Value
Puerto Rico Tax-Exempt Obligations - 0.70% of net assets applicable to common shareholders, total cost of $365,757
$ 17,447	G		Community Endowment-Collateralized by FNMA Pool 564115	8.50%	12/01/30	$17,504
126,346	G		Community Endowment-Collateralized by FNMA Pool 564122	8.00%	01/01/31	137,019
68,182	G		Community Endowment-Collateralized by FNMA Pool 564129	8.00%	02/01/31	70,771
133,088	G		Community Endowment-Collateralized by FNMA Pool 564130	8.50%	01/01/31	143,336
20,694	G		Community Endowment-Collateralized by FNMA Pool 573425	8.00%	02/01/31	20,777

$ 365,757	C					$389,407

Puerto Rico Agencies Bonds and Notes - 67.85% of net assets applicable to common shareholders, total cost of $43,139,088
$250,000	I		Employees Retirement System	6.15%	07/01/38	$32,500
1,300,000	I		Employees Retirement System	6.45%	07/01/55	169,000
1,400,000	I		Employees Retirement System	6.30%	07/01/36	182,000
1,400,000	I		Employees Retirement System	6.30%	07/01/37	182,000
1,400,000	I		Employees Retirement System	6.30%	07/01/38	182,000
2,000,000	I		Employees Retirement System	6.55%	07/01/55	260,000
2,000,000	I		Employees Retirement System	6.55%	07/01/56	260,000
800,000	I		Employees Retirement System	6.55%	07/01/57	104,000
1,000,000	I		Employees Retirement System	6.55%	07/01/58	130,000
290,000	H	A	Puerto Rico Electric Power Authority	5.25%	07/01/27	290,000
25,000	H	E	Puerto Rico Electric Power Authority	5.00%	07/01/19	24,519
70,000	H	E	Puerto Rico Electric Power Authority	5.00%	07/01/18	68,653
40,000	H	E	Puerto Rico Electric Power Authority	5.25%	07/01/18	39,404
50,000	H	E	Puerto Rico Electric Power Authority	5.00%	07/01/20	50,095
15,000	H	E	Puerto Rico Electric Power Authority	5.00%	07/01/18	14,739
500,000	H	A	Puerto Rico Infrastructure Financing Authority	5.00%	07/01/41	243,125
1,119,000	H		Puerto Rico Sales Tax	4.50%	07/01/34	1,223,294
568,000	H		Puerto Rico Sales Tax	4.55%	07/01/40	647,580
4,167,000	H		Puerto Rico Sales Tax	4.75%	07/01/53	4,761,114
14,716,000	H		Puerto Rico Sales Tax	5.00%	07/01/58	17,034,609
5,770,000	H		Puerto Rico Sales Tax	4.33%	07/01/40	6,501,624
171,000	H		Puerto Rico Sales Tax	4.54%	07/01/53	193,188
4,707,000	H		Puerto Rico Sales Tax	4.78%	07/01/58	5,387,693

$ 43,758,000						$37,981,137

Puerto Rico Agencies Zero Coupons Bonds - 12.32% of net assets applicable to common shareholders, total cost of $5,512,567
$ 11,950,000	H		Puerto Rico Sales Tax	0.00%	07/01/46	$4,060,969
11,577,000	H		Puerto Rico Sales Tax	0.00%	07/01/51	2,836,527

$ 23,527,000						$6,897,496

Principal Outstanding Amount
Mortgage-Backed Securities - 1.31% of net assets applicable to common shareholders, total cost of $1,033,866
$ 1,033,866	B	F	Doral Financial Participation Certificate 2001 Series A	7.58%	10/01/35	$739,421

Puerto Rico FNMA Taxable - 0.25% of net assets applicable to common shareholders, total cost of $135,157
$ 37,840			FNMA Pool 573429	7.00%	03/01/31	$41,688
63,807			FNMA Pool 573449	7.00%	04/01/31	66,342
33,511			FNMA Pool 573450	7.50%	04/01/31	33,895

$ 135,158	C					$141,925

Face Amount
US Government, Agency and Instrumentalities - 13.14% of net assets applicable to common shareholders, total cost of $5,948,551
$ 2,000,000			Federal Farm Credit	2.95%	12/28/37	$2,233,836
1,000,000			Federal Farm Credit	4.14%	08/02/38	1,055,010
2,805,000	D		Federal Home Loan Bank	5.50%	07/15/36	4,067,550

$ 5,805,000						$7,356,396

US Municipals - 8.49% of net assets applicable to common shareholders, total cost of $3,880,405
$ 1,380,000			State of Illinois General Obligations	7.10%	07/01/35	$1,779,997
1,500,000			State of Illinois General Obligations	7.35%	07/01/35	1,888,199
250,000			State of Illinois General Obligations	5.00%	01/01/23	259,566
250,000			State of Illinois General Obligations	5.15%	01/01/24	267,528
250,000			State of Illinois General Obligations	5.25%	01/01/25	274,539
250,000			State of Illinois General Obligations	5.35%	01/01/26	281,362

$ 3,880,000						$4,751,191

Total investments (104.06% of net assets applicable to common shareholders)						$58,256,973
Other Assets and Liabilities, net (-4.06% of net assets applicable to common shareholders)						(2,275,315)

Net assets applicable to common shareholders - 100%						$55,981,658

Face Amount						Value
Real estate owned - 0.02% of net assets applicable to common shareholders, total cost of $11,025
$ 11,025			Commercial Real Estate Owned held on Arroyo, Puerto Rico			$11,025

Securities Sold Under Repurchase Agreement - 5.81% of net assets applicable to common shareholders
$3,250,000			Repurchase Agreements with Amherst Pierpoint			$3,250,000

			0.26% dated December 14, 2021 due January 11, 2022 (Collateralized by a US Government, Agency and Instrumentailties with a fair value of $2,450,000; 5.50%, with a maturity date of July 15, 2036)

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2021

A	These securities have defaulted and are not currently accruing interest income.

B

Certificates are collateralized by mortgage-backed obligations. They are subject to pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The mortgage loans underlying these trust securities are guaranteed by the Federal Housing Administration (“FHA”) or by the United States Veterans Administration (“VA”). This guarantee is subject to complying with certain FHA guidelines in order to be effective.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

E	These bonds matured and defaulted on its principal and interest payments. However, they are still trading in the open market.

F	This security is a private placement and significant unobservable inputs were used in the valuation of this security and is classified as Level 3. See Note 1 for further information.

G	These securities are private placements and the only source for payment of interest and principal is the collateral.

H

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

I

The bonds are limited, non-recourse obligations of the Employees Retirement System. These securities are not accruing interest income. These bonds are under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”).

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2021

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements, at value,
	which has the right to be repledged (identified cost - $2,575,383)		$3,552,762
	Other securities, at value (identified cost - $57,440,008)		54,704,211

			$58,256,973

	Cash		353,784
	Real estate owned		11,025
	Interest receivable		971,061
	Prepaid expenses and other assets		8,701

	Total assets		59,601,544

Liabilities:	Securities sold under repurchase agreements		3,250,000
	Dividends payable to common shareholders		134,404
	Directors fees payable		6,080
	Payables:
	Interest and leverage expenses	423
	Investment advisory fees	12,537
	Administration, custody, and transfer agent fees	7,017	19,977

	Proffesional fees		98,558
	Accrued expenses and other liabilities		110,867

	Total liabilities		3,619,886

Net Assets Applicable to Common Shareholders:			$55,981,658

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 98,000,000 shares authorized, 11,123,095 shares issued and outstanding)		139,193,731
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 10)		(83,212,073)

	Net assets applicable to common shareholders		$55,981,658

	Net asset value applicable to common shares - per share; 11,123,095 shares outstanding		$5.03

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year
		ended December
		31, 2021

Investment Income:	Interest	$2,369,438

Expenses:	Interest and leverage related expenses	8,508
	Investment advisory fees	438,990
	Administration, custody, and transfer agent fees	111,578
	Professional fees	164,346
	Directors’ fees and expenses	30,017
	Insurance expense	46,166
	Mortgage servicing fees	41,030
	Reporting fees	76,822
	Pricing fees	16,690
	Other	33,680

	Total expenses	967,827
	Waived investment advisory, administration, custodian, and transfer agent fees	(321,926)

	Net expenses after waived fees by investment adviser, administration, custodian, and transfer agent	645,901

Net Investment Income:		1,723,537

Realized Loss and	Net realized loss on investments	(244,473)
Unrealized Appreciation	Net realized loss on real estate owned	(7,884)
(Depreciation) on Investments	Change in unrealized appreciation (depreciation) on investments	1,966,062
and Real Estate Owned:	Change in unrealized appreciation (depreciation) on real estate owned	22,230

	Total net realized and unrealized gain on investments and real estate owned	1,735,935

	Net increase in net assets resulting from operations	$3,459,472

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year	For the fiscal year
		ended December	ended December
		31, 2021	31, 2020
Increase (Decrease) in Net Assets:

	Net investment income	$1,723,537	$2,018,635
	Net realized loss on investments	(244,473)	(3,453,198)
	Net realized loss on real estate owned	(7,884)	-
	Change in unrealized appreciation (depreciation) on investments	1,966,062	3,970,670
	Change in unrealized appreciation (depreciation) on real estate owned	22,230	-

	Net increase in net assets resulting from operations	3,459,472	2,536,107

Dividends to Common
Shareholders From:	Net investment income	(1,612,687)	(1,380,889)

Capital Share	Reinvestment of dividends on common shares	13,277	10,360
Transactions:	Repurchase of common shares	(4,374)	(9,995)

		8,903	365

Net Assets:
	Net increase in net assets applicable to common shareholders	1,855,688	1,155,583

	Net assets at the beginning of the year	54,125,970	52,970,387

	Net assets at the end of the year	$55,981,658	$54,125,970

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the fiscal year
		ended December 31, 2021
Increase (Decrease) in Cash

Cash Provided by	Net increase in net assets from operations	$3,459,472
Operations:	Adjusted by:
	Proceeds from sale of portfolio securities	97,415
	Legal expenses related to Puerto Rico bond restructurings	(23,962)
	Proceeds from sale of real estate owned	46,225
	Calls and paydowns of portfolio securities	1,463,813
	Net realized loss on investments	244,473
	Net realized loss on real estate owned	7,884
	Change in unrealized (appreciation) depreciation on investments	(1,966,062)
	Change in unrealized (appreciation) depreciation on real estate owned	(22,230)
	Accretion of discounts on investments	(294,155)
	Amortization of premiums on investments	6,774
	Decrease in interest receivable	17,423
	Decrease in prepaid expenses and other assets	444
	Increase in interest payable	96
	Increase in directors fees payable	2,040
	Decrease in administration, custody, and transfer agent fees payable	(1,168)
	Increase in investment advisory fees payable	177
	Increase in professional fees	33,661
	Increase in accrued expenses and other liabilities	23,784

	Total cash provided by operations	3,096,104

Cash Used in	Securities sold under repurchase agreements proceeds	30,800,000
Financing Activities:	Securities sold under repurchase agreements repayments	(29,150,000)
	Short-term notes proceeds	21,900,000
	Short-term notes repayments	(24,825,000)
	Dividends to common shareholders paid in cash	(1,599,388)
	Repurchase of common shares	(4,374)

	Total cash used in financing activities	(2,878,762)

Cash:	Net increase in cash for the year	217,342
	Cash at the beginning of the year	136,442

	Cash at the end of the year	$353,784

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$8,412

	Non-cash activities-dividends reinvested by common shareholders	$13,277

The accompanying notes are an integral part of these financial statements.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Fund for Puerto Rico Residents, Inc. (formerly known as Tax-Free Puerto Rico Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on March 24, 2000 and commenced operations on February 28, 2001. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At December 31, 2021, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Real estate owned: Real estate owned, which consists of real estate acquired in settlement of mortgage-loans in participation certificates, is recorded at fair value using external appraisals adjusted for market events. Subsequent to foreclosure, gains or losses resulting from the sale of these properties are credited or charged to realized gains or losses, and gains or losses recognized on the periodic re-evaluations of these properties are credited or charged to unrealized gains or losses. The cost of maintaining and operating these properties is expensed as incurred. Real estate owned is classified as Level 3.

The following is a summary of the portfolio by inputs used as of December 31, 2021, in valuing the Fund’s investments carried at fair value:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 12/31/21
Investment Securities:
Puerto Rico Tax-Exempt Obligations	$-	$389,407	$-	$389,407
Puerto Rico Agencies Bonds and Notes	-	44,878,633	-	44,878,633
Mortgage-Backed Securities	-	-	739,421	739,421
Puerto Rico FNMA Taxable	-	141,925	-	141,925
US Government, Agencies, and Instrumentalities	-	7,356,396	-	7,356,396
US Municipals	-	4,751,191	-	4,751,191

Total of investment securities	-	57,517,552	739,421	58,256,973
Real estate owned	-	-	11,025	11,025

Total	$-	$57,517,552	$750,446	$58,267,998

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investments Securities
	Balance as of 12/31/20	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 12/31/21

Doral Participation Certificate 2001 Series A	$ 991,759	$(291,610)	$339,627	$-	$-	$(97,415)	$(202,940)	$-	$739,421

	Level 3 Real Estate Owned
	Balance as of 12/31/20	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Purchases/ Additions	Sales	Transfers in (out) to Level 3	Balance as of 12/31/21

Real estate owned	$42,904	$(7,884)	$22,230	$-	$(46,225)	$-	$11,025

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Inputs		Price

Investment Securities:
Doral Participation Certificate	$739,421	Discounted Cash Flow	Constant prepayment rate	2.12%	$71.52
			Probability of default	19.98%
			Loss severity	6.00%
			Discount rate	18.41%
Real estate owned:	11,025	External Appraisal, adjusted when necessary	Not applicable

Total	$750,446

Significant changes in the unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at December 31, 2021, amounted to a net unrealized appreciation of  $108,763.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

There were no transfers into or out of Level 3 during the year ended December 31, 2021.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of December 31, 2021.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than- not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended December 31, 2021, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the year ended December 31, 2021.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of December 31, 2021.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended December 31, 2021, the Fund decreased interest income in the amount of $53,111 related to net realized losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 10 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 2,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended December 31, 2021, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the fiscal year ended December 31, 2021, investment advisory fees amounted to $438,990 equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $292,660, for a net fee of $146,330, which represents an effective annual rate of 0.25%. The investment advisory fees payable amounted to $12,537 as of December 31, 2021.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the fiscal year ended December 31, 2021, the administrative, custody, and transfer agency services fee amounted to $111,578. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $29,266, for a net fee of $82,312, which is equivalent to 0.14% of the Fund’s average weekly gross

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

assets. The administrative, custody, and transfer agent fees payable amounted to $7,017 as of December 31, 2021.

Certain Fund officers and directors are also officers and directors of UBSTC. The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per Audit Committee meeting, plus expenses. For the fiscal year ended December 31, 2021, the independent directors of the Fund were paid an aggregate compensation and expenses of $30,017. The directors fees payable amounted to $6,080 as of December 31, 2021.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services, Inc. (“UBSFS”), or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%	Short-Term Notes	%

Affiliates	$-	-	$-	-	$-	-	$21,900	100%
Unaffiliated	-	-	97	100%	30,800	100%	-	-

	$-	-	$97	100%	$30,800	100%	$21,900	100%

These affiliated transactions were executed prior to registration under the 1940 Act.

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the year ended December 31, 2021.

Interest expense from short-term notes between affiliated funds during the year amounted to $3,159.

3.	Capital Share Transactions

The Fund is authorized to issue up to 98,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended December 31, 2021 and 2020 were as follows:

Common Shares	2021	2020
Proceeds from the reinvestment of dividends	$13,277	$10,360
Repurchase of shares	(4,374)	(9,995)

	$8,903	$365

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Transactions in common shares during the fiscal years ended December 31, 2021 and 2020 were as follows:

Common shares	2021	2020

Beginning common shares	11,121,305	11,121,223
Shares issued due to the reinvestment of dividends	3,440	4,797
Shares repurchased	(1,650)	(4,715)

Ending common shares	11,123,095	11,121,305

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. As of December 31, 2021, the total shares repurchased represent 40.04% and the total shares available to be repurchased represent 9.96% of the issued shares of the Fund’s common stock since inception These repurchases were executed prior to registration under the 1940 Act. All repurchases conducted after the 1940 Act registration, must be conducted in accordance with the provisions of the 1940 Act.

The Fund repurchased a total of 1,650 and 4,715 common shares during the fiscal years ended December 31, 2021 and 2020, as follows:

2021:
	Shares	Net Asset
	Repurchased	Value	Cost
Affiliates	338	1,633	1,055
Non-Affiliates	1,312	6,391	3,319

Total	1,650	$8,024	$4,374

2020:
	Shares	Net Asset
	Repurchased	Value	Cost
Affiliates	-	$-	$-
Non-Affiliates	4,715	21,868	9,995

Total	4,715	$21,868	$9,995

The shares repurchased from affiliates consist of shares held by clients in such affiliates.

The weighted average discount per share is 45.49% and 54.29% for shares repurchased during the fiscal year ended December 31, 2021 and 2020, respectively.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended December 31, 2021, were as follows:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

	Purchases	Sales	Calls and Paydowns

Puerto Rico Obligations	$-	$97	$308
US Obligations	-	-	1,156

	$-	$97	$1,464

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $3,250,000 at December 31, 2021, and related information is as follows:

Weighted average interest rate at the end of the year	0.26%

Maximum aggregate balance outstanding at any time of the year	$5,100,000

Average balance outstanding during the year	$2,237,192

Average interest rate during the year	0.24%

At December 31, 2021, interest rate on securities sold under repurchase agreements was 0.26%, with a maturity date of January 11, 2022.

At December 31, 2021, investment securities amounting to $3,552,762 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $423 at December 31, 2021.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at December 31, 2021:

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Amherst Pierpont Securities, New York	$3,250,000	$-	$3,250,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-term Notes

There were short-term notes transactions with affiliates during the year. These affiliated transactions were executed prior to registration under the 1940 Act. There were no short-term notes outstanding as of December 31, 2021, however, related information is as follows:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Maximum aggregate balance outstanding	$2,925,000

Average balance outstanding	$2,043,711

Average interest rate	0.35%

There was no interest payable on short-term notes at December 31, 2021.

7.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $3,250,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

8.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At December 31, 2021, the Fund had investments with an aggregate fair value of approximately $45,618,054, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $44,878,633 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Also, at December 31, 2021, the Fund had investments with an aggregate market value amounting to $4,751,191, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

9.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset- backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

10.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

As a result of certain reclassifications made for financial statements presentation, the Fund’s net investment income according to the financial statements is not the same as net investment income for income tax purposes, as follows:

Net investment income	$1,723,537
Reclassification of realized loss on securities paydowns	53,111

$1,776,648

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$60,015,391

Gross appreciation	8,665,850
Gross depreciation	(10,424,268)

Net appreciation (depreciation)	$(1,758,418)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal year ended December 31, 2021, the Fund had distributed from ordinary income $1,612,687 for tax purposes. The undistributed net investment income at December 31, 2021, was as follows:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Undistributed net investment income for tax purposes at the beginning of the year	$3,453,061
Net investment income for tax purposes	1,776,648
Dividends paid to common shareholders	(1,612,687)

Undistributed net investment income for tax purposes at the end of the year	$3,617,022

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2021 were as follows:

Undistributed net investment income for tax purposes at the end of the year	$3,617,022
Accumulated net realized loss from investment	(85,070,677)
Unrealized net depreciation from investment	(1,758,418)

Total Distributable Earnings (Accumulated Loss)	$(83,212,073)

11.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

(the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global,

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

12.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. In 2021, the parties reached an agreement to settle this matter for $15 million, subject to court approval. The Fund will record its allocable share of the settlement once all contingencies are resolved and the gain is realizable.

13.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

14.	Subsequent Events

Events and transactions from January 1, 2022 through March 1, 2022 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Dividends:

On January 31, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01208 per common share, totaling $134,406 and payable on February 10, 2022, to common shareholders of record as of January 31, 2022.

On February 28, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01208 per common share, totaling $134,409 and payable on March 10, 2022, to common shareholders of record as of February 28, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Tax-Free Fund for Puerto Rico Residents, Inc. (formerly known as Tax-Free Puerto Rico Fund, Inc.).

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2021, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements of the Fund as of and for the year ended December 31, 2020 (not presented herein, other than the statement of changes in net assets) were audited by other auditors whose report, dated March 4, 2021, expressed an unqualified opinion on those financial statements based on their audit performed in accordance with auditing standards generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor one or more UBS investment companies since 1978.

New York, New York

March 1, 2022

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OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Term of
		Office and		Number of
	Position(s)	Length of		Affiliated
Name, Address*, and	Held with	Time	Principal Occupation(s)	Funds	Public
Age	the Fund	Served**	During Past Five Years	Overseen***	Directorships

Independent Directors
Agustin Cabrer (73)	Director	Director since 2005	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.	18 funds consisting of 29 portfolios	None
Vicente J. León (82)	Director	Director since 2021	Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.	18 funds consisting of 29 portfolios	None

1

Term of
		Office and		Number of
	Position(s)	Length of		Affiliated
Name, Address*, and	Held with	Time	Principal Occupation(s)	Funds	Public
Age	the Fund	Served**	During Past Five Years	Overseen***	Directorships
Carlos Nido (57)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (73)	Director	Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Clotilde Pérez (70)	Director	Director since 2009	Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.	25 funds consisting of 36 portfolios	None
José J. Villamil (81)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non- Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of	18 funds consisting of 29 portfolios	None

2

Term of
		Office and		Number of
	Position(s)	Length of		Affiliated
Name, Address*, and	Held with	Time	Principal Occupation(s)	Funds	Public
Age	the Fund	Served**	During Past Five Years	Overseen***	Directorships
the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council.

Interested Director
Carlos V. Ubiñas (67)****	Director, Chairman of the Board of Directors, and President	Director since 2005 and President since 2015; Chairman of the Board of Directors since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.	18 funds consisting of 29 portfolios	None

Officers
Leslie Highley (75)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (63)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.	Not applicable	None
Javier Rodríguez (48)	Assistant Vice President and	Assistant Vice President and Assistant	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with	Not applicable	None

3

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
	Assistant Treasurer	Treasurer since 2005	Popular Asset Management from 1998 to 2002.
Liana Loyola (60)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Cary Alsina ***** (53)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.	Not applicable	None
Heydi Cuadrado (41)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.	Not applicable	None

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**    Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****    Mr. Ubiñas is considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

*****  Ms. Alsina resigned effective August 13, 2021.

4

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

5

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

6

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

7

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

8

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

[1]	Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

(b)        Not applicable.

Item 2. Code of Ethics.

(a)        Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)        No disclosures are required by this Item 2(b).

(c)        The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)        There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e)        Not applicable.

(f)        A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)

(1)        The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2)        The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)        Not applicable.

Item 4. Principal Accountant Fees and Services.

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended December 31, 2021. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

As a result, for the fiscal year ended December 31, 2020, PwC was the independent auditor for the Fund and E&Y is the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2021.

(a)        Audit Fees – The aggregate fees billed for professional services rendered by PwC and E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by

PwC and E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2020 and December 31, 2021 were $47,071 and $52,382, respectively.

(b)        Audit Related Fees – During the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

For the fiscal year ended December 31, 2021, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2020 were $3,478. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended December 31, 2020 However, there are no fees billed for the period from January 1, 2021 through May 10, 2021.

The registrant has not received any fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2021.

During the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended December 31, 2020 and the period from January 1, 2021 through May 10, 2021 the fees were $10,428 and $5,214, respectively. In addition, the registrant was billed by PwC for professional services provided in connection with the Fund’s 1940 Act registration and auditor’s consent which totaled $15,914. The registrant was not billed for any other products or services provided by PwC for the fiscal year ended December 31, 2020 and for the from period January 1, 2021 through May 10, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The registrant was not billed for any other products or services provided by E&Y for the fiscal year ended December 31, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended December 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)        The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021 were pre-approved by the Audit Committee. For the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended December 31, 2021 were pre-approved by the Audit Committee. For the fiscal year ended December 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2)        Not applicable.

(f)        Not applicable.

(g)        There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended December 31, 2021.

(h)        The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph I(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)         Not applicable.

(b)        Not applicable.

Item 6. Investments.

(a)        Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)        The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of December 31, 2021:

Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley manages several funds and portfolios. Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations, and also supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

(a)(2)        The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$2.2 billion	0	$ 0
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	—	$ 0	0	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)    Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)    The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of December 31, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c)Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 31, 2021	528	2.21	Not Applicable	Not Applicable

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c)Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
February 28, 2021	355	2.80	Not Applicable	Not Applicable
March 31, 2021	429	2.70	Not Applicable	Not Applicable
April 30, 2021	338	3.12	Not Applicable	Not Applicable
May 31, 2021	0	–	Not Applicable	Not Applicable
June 30, 2021	0	–	Not Applicable	Not Applicable
July 31, 2021	0	–	Not Applicable	Not Applicable
August 31, 2021	0	–	Not Applicable	Not Applicable
September 30, 2021	0	–	Not Applicable	Not Applicable
October 31, 2021	0	–	Not Applicable	Not Applicable
November 30, 2021	0	–	Not Applicable	Not Applicable
December 31, 2021	0	–	Not Applicable	Not Applicable

Repurchases by the Fund through May 14, 2021, were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13. Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 9, 2022